UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2007

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2007, the Registrant, as Borrower, entered into a Credit and Guaranty Agreement (the “New Credit Agreement”) with Bank of America, N.A., as Lender, and the principal domestic subsidiaries of the Registrant, as Subsidiary Guarantors. The New Credit Agreement provides the Registrant with a $20.0 million unsecured line of credit and replaces the Registrant’s prior $20.0 million line of credit with The Bank of New York, which was secured by a pledge of stock of the Company’s domestic subsidiaries.

There is no material relationship between the Registrant and the Lender other than pursuant to the agreement described above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1- Credit and Guaranty Agreement, dated February 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.

By:	/s/ Colin Dunn
Name: Colin Dunn Title: Vice President of Finance

Dated: February 15, 2007.

EXHIBIT INDEX

Exhibit10.1- Credit and Guaranty Agreement, dated February 12, 2007.